                      U.S. SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549



                                     FORM 8-K

                                  CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934


                          Date of Report August 10, 1998
                         (Date of earliest event reported)


                                    CNB, INC.
              (Exact name of registrant as specified in its charter)


                                    Florida
                  (State or other jurisdiction of incorporation)


              0-25988                                     59-2958616
      (Commission File Number)               (IRS Employer Identification No.)


201 North Marion Street, Lake City, Florida                 32055
 (Address principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code (904) 755-3240

Item 5.  Other Events

         On July 15, 1998, the Board of Directors of CNB, Inc. (the "Company") declared a two for one stock split for all holders of shares of CNB common stock, par value $.01. The record date is August 10, 1998.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CNB, INC.
                                    ------------------------------------
                                    (Registrant)



Date:  August 7, 1998           By:  /s/ K.C. Trowell
                                    ------------------------------------
                                    (Signature)

                                    K.C. Trowell
                                    President (Principal Executive Officer)